UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 11, 2010
GRUBB & ELLIS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
formation)
1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (714) 667-8252
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K/A is being filed by Grubb & Ellis Company (the “Company”) to amend the Company’s Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on May 11, 2010, to include as an exhibit a copy of the transcript of the earnings call held by the Company reported therein.
Item 9.01 Financial Statements and Exhibits.
(d)	The following is filed as an Exhibit to this Current Report on Form 8-K/A (Amendment No. 1):
99.1	Transcript of Grubb & Ellis Company First Quarter Earnings Call held on May 11, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Matthew A. Engel
Matthew A. Engel
Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer

Dated: May 12, 2010